                                                                  EXHIBIT 99.2
                                                             EXECUTION VERSION

                        MORTGAGE LOAN PURCHASE AGREEMENT

                  This Mortgage Loan Purchase Agreement, dated as of September
17, 2004 (this "Agreement"), is entered into between JPMorgan Chase Bank
("JPMorgan Chase") and Merrill Lynch Mortgage Investors, Inc. (the "Purchaser").

                  The Seller intends to sell and the Purchaser intends to
purchase certain multifamily, commercial and manufactured housing community mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage
Loan Schedule") annexed hereto as Exhibit A. The Purchaser intends to deposit the Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage
Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes of mortgage pass-through certificates (the
"Certificates"). One or more "real estate mortgage investment conduit" ("REMIC")
elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and
Servicing Agreement, dated as of September 1, 2004 (the "Pooling and Servicing
Agreement"), among the Purchaser as depositor, KeyCorp Real Estate Capital
Markets, Inc., as master servicer (in such capacity, the "Master Servicer"), and as special servicer (in such capacity, the "Special Servicer"), LaSalle Bank
National Association, as trustee (the "Trustee"), and ABN AMRO Bank N.V. as fiscal agent. Capitalized terms used but not defined herein (including the schedules attached hereto) have the respective meanings set forth in the Pooling and Servicing Agreement.

                  The Purchaser has entered into an Underwriting Agreement,
dated as of September 17, 2004 (the "Underwriting Agreement"), with Merrill
Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), for itself and as representative of J.P. Morgan Securities Inc. ("JPMSI") and KeyBanc Capital
Markets, a Division of McDonald Investments Inc. ("KCM" and, together with
Merrill Lynch and JPMSI in such capacity, the "Underwriters"), whereby the
Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the Securities Act of 1933, as amended (such Certificates, the
"Publicly-Offered Certificates"). The Purchaser has also entered into a
Certificate Purchase Agreement, dated as of September 17, 2004 (the "Certificate
Purchase Agreement"), with Merrill Lynch, for itself and as representative of
JPMSI (together in such capacity, the "Initial Purchasers"), whereby the
Purchaser will sell to the Initial Purchasers all of the remaining Certificates
(such Certificates, the "Private Certificates").

                  Now, therefore, in consideration of the premises and the
mutual agreements set forth herein, the parties agree as follows:

                  SECTION 1. Agreement to Purchase. The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the
Mortgage Loan Schedule. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans delivered to the Purchaser pursuant to the terms hereof.
The Mortgage Loans are expected to have an aggregate principal balance of
$277,978,601 (the "JPMorgan Chase Mortgage Loan Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-off Date, after giving effect to any payments due on or before such date, whether or not such payments are

received. The JPMorgan Chase Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-off Date (after giving effect to any payments due on or before such date, whether or not such payments are received), is expected to equal an aggregate principal balance (the
"Cut-off Date Pool Balance") of $1,115,140,373 (subject to a variance of plus or minus 5%). The purchase and sale of the Mortgage Loans shall take place on
September 29, 2004 or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing Date"). The consideration (the "Purchase
Consideration") for the Mortgage Loans shall be equal to (i) 104.8850% of the
JPMorgan Mortgage Loan Balance as of the Cut-off Date, plus (ii) $1,227,001, which amount represents the amount of interest accrued on the JPMorgan Mortgage
Loan Balance at the related Net Mortgage Rate for the period from and including the Cut-off Date up to but not including the Closing Date.

                  The Purchase Consideration shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

                  The Purchaser hereby directs the Seller to deliver, and the
Seller shall deliver, the Closing Date Deposit (in the amount of $40,016.67) to the Master Servicer on the Closing Date. The Closing Date Deposit shall be delivered to the account specified by the Master Servicer by wire transfer of immediately available funds.

                  SECTION 2. Conveyance of Mortgage Loans. Effective as of the
Closing Date, subject only to receipt of the Purchase Consideration, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the
Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date (other than the right to receive the Retained Assumption Fee), on a servicing released basis, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds and all of the
Seller's right, title and interest in and to the Closing Date Deposit. The
Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement. As used above in this Section 2, the "Retained Assumption Fee" shall mean that portion of the assumption fees and assumption application fees actually paid by the related Mortgagor in connection with the first assumption of the Jefferson
Commons Mortgage Loan that occurs within six months of the Closing Date that is in excess of $20,000.

                  (a) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date
(only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and be promptly remitted to, the Seller.

                  (b) The Seller hereby represents and warrants that it has or will have, on behalf of the Purchaser, delivered to the Trustee on or before the
Closing Date, the documents and instruments specified below with respect to each
Mortgage Loan (each, a "Mortgage File").

All Mortgage Files so delivered will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall contain the following documents:

                (i) the original executed Mortgage Note including any power of attorney related to the execution thereof (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto), together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of LaSalle Bank National
        Association, as trustee for the registered holders of Merrill Lynch
        Mortgage Trust 2004-KEY2, Commercial Mortgage Pass-Through Certificates,
        Series 2004-KEY2, or in blank;

                (ii) an original or copy of the Mortgage, together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

                (iii) an original or copy of any related Assignment of Leases
        (if such item is a document separate from the Mortgage), together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

                (iv) an original executed assignment, in recordable form (except for completion of the assignee's name (if the assignment is delivered in blank) or a certified copy of that assignment as sent for recording and any missing recording information), of (a) the Mortgage, (b) any related
        Assignment of Leases (if such item is a document separate from the
        Mortgage) and (c) any other recorded document relating to the Mortgage
        Loan otherwise included in the Mortgage File, in favor of LaSalle Bank
        National Association, as trustee for the registered holders of Merrill
        Lynch Mortgage Trust 2004-KEY2, Commercial Mortgage Pass-Through
        Certificates, Series 2004-KEY2, or in blank;

                (v) an original assignment of all unrecorded documents relating to the Mortgage Loan (to the extent not already assigned pursuant to clause (iv) above) in favor of LaSalle Bank National Association, as trustee for the registered holders of Merrill Lynch Mortgage Trust
        2004-KEY2, Commercial Mortgage Pass-Through Certificates, Series
        2004-KEY2, or in blank;

                (vi) originals or copies of any consolidation, assumption, substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the Mortgage Loan has been assumed;

                (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment
        (which may be a pro forma policy or a marked version of the policy that has been executed by an authorized representative of the title company or an

        agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

                (viii) any filed copies or other evidence of filing of any prior
        UCC Financing Statements in favor of the originator of such Mortgage
        Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing
        Statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, a UCC Financing Statement
        assignment, in form suitable for filing in favor of LaSalle Bank
        National Association, as trustee for the registered holders of Merrill
        Lynch Mortgage Trust 2004-KEY2, Commercial Mortgage Pass-Through
        Certificates, Series 2004-KEY2, as assignee, or in blank;

                (ix) an original or copy of any Ground Lease, guaranty or ground lessor estoppel;

                (x) any intercreditor agreement relating to permitted debt of the Mortgagor and any intercreditor agreement relating to mezzanine debt related to the Mortgagor;

                (xi) an original or a copy of any loan agreement (if any), escrow or reserve agreement (if any), security agreement (if any), management agreement (if any), agreed upon procedures letter (if any), lockbox or cash management agreements (if any), environmental reports
        (if any), or letter of credit (if any), in each case relating to such
        Mortgage Loan; and

                (xii) with respect to a Mortgage Loan secured by a hospitality property, a signed copy of the franchise agreement (if any) and/or franchisor comfort letter (if any).

                The foregoing Mortgage File delivery requirement shall be
subject to Section 2.01(c) of the Pooling and Servicing Agreement.

                (c) The Seller shall retain an Independent third party (the
"Recording/Filing Agent") that shall, as to each Mortgage Loan, promptly (and in any event within 90 days following the later of the Closing Date and the delivery of all assignments and UCC Financing Statements to the Trustee) cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, each assignment of Mortgage, assignment of Assignment of Leases and any other recordable documents relating to each such Mortgage Loan in favor of the Trustee that is referred to in clause (iv) of the definition of "Mortgage File" and each
UCC Financing Statement assignment in favor of the Trustee and that is referred to in clause (viii) of the definition of "Mortgage File." Each such assignment and UCC Financing Statement assignment shall reflect that the recorded original should be returned by the public recording office to the Trustee following recording, and each such assignment and UCC Financing Statement assignment shall reflect that the file copy thereof should be returned to the Trustee following filing; provided that in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of
Leases, the Recording/Filing Agent shall obtain therefrom a certified copy of the recorded original. If any such document or instrument is lost or returned unrecorded or unfiled,

as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, to the then holder of such Mortgage Loan).

                  The Seller shall bear the out-of-pocket costs and expenses of all such recording, filing and delivery contemplated in the preceding paragraph, including, without limitation, any costs and expenses that may be incurred by the Trustee in connection with any such recording, filing or delivery performed by the Trustee at the Seller's request and the fees of the Recording/Filing
Agent.

                (d) All such other relevant documents and records that (a)
relate to the administration or servicing of the Mortgage Loans, (b) are reasonably necessary for the ongoing administration and/or servicing of such
Mortgage Loans by the Master Servicer in connection with its duties under the
Pooling and Servicing Agreement, and (c) are in the possession or under the control of the Seller, together with all unapplied escrow amounts and reserve amounts in the possession or under the control of the Seller that relate to the
Mortgage Loans, shall be delivered or caused to be delivered by the Seller to the Master Servicer (or, at the direction of the Master Servicer, to the appropriate sub-servicer); provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting or due diligence analyses, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

                  The Seller agrees to use reasonable efforts to deliver to the
Trustee, for its administrative convenience in reviewing the Mortgage Files, a mortgage loan checklist for each Mortgage Loan. The foregoing sentence notwithstanding, the failure of the Seller to deliver a mortgage loan checklist or a complete mortgage loan checklist shall not give rise to any liability whatsoever on the part of the Seller to the Purchaser, the Trustee or any other person because the delivery of the mortgage loan checklist is being provided to the Trustee solely for its administrative convenience.

                (e) The Seller shall take such actions as are reasonably
necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller, which secure any Mortgage Loan.

                SECTION 3. Representations, Warranties and Covenants of Seller.

                (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

                (i) The Seller is a New York banking corporation duly organized, validly existing and in good standing under the laws of the State of New
        York and the Seller has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this
        Agreement and all transactions contemplated hereby.

                (ii) This Agreement has been duly and validly authorized,
        executed and delivered by the Seller, all requisite action by the
        Seller's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Purchaser) this Agreement constitutes the valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, as they may be applied in the context of the insolvency of a New York banking corporation or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this
        Agreement will not (A) violate the Seller's organization certificate or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the
        Seller or its properties or might have consequences that would materially and adversely affect its performance hereunder.

                (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or might have consequences that would materially and adversely affect its performance hereunder.

                (v) The Seller is not a party to or bound by any agreement or instrument or subject to any organization certificate, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the
        Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement
        (except to the extent such consent has been obtained).

                (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this
        Agreement or the consummation of the transactions contemplated by this
        Agreement except as have previously been obtained, and no bulk sale law applies to such transactions.

                (vii) None of the sale of the Mortgage Loans by the Seller, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this

        Agreement by the Seller, results or will result in the creation or imposition of any lien on any of the Seller's assets or property that would have a material adverse effect upon the Seller's ability to perform its duties and obligations under this Agreement or materially impair the ability of the Purchaser to realize on the Mortgage Loans.

                (viii) There is no action, suit, proceeding or investigation pending or to the knowledge of the Seller, threatened against the Seller in any court or by or before any other governmental agency or instrumentality which would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the validity of this Agreement or the performance by the Seller of its obligations under this Agreement.

                (ix) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Purchase Consideration. The consideration received by the
        Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the
        Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage
        Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller.

                (x) Each Mortgage Loan was either:

                (a) originated by a savings and loan association, savings bank, commercial bank, credit union, insurance company, or similar institution which is supervised and examined by a Federal or State authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act (any of the
        foregoing, including the Seller, a "Qualified Originator"); or

                (b) originated by a person that is not a Qualified Originator (a
        "Non-Qualified Originator"), in which case,

                      (i) such Mortgage Loan was underwritten in accordance with standards established by the Qualified Originator (which
                standards are the same as the Seller's in all material
                respects), using application forms and related credit documents approved by the Qualified Originator;

                      (ii) the Qualified Originator approved each application
                and related credit documents before a commitment by the
                Non-Qualified Originator was issued, and no such commitment was issued until the Qualified Originator agreed to fund such
                Mortgage Loan;

                      (iii) the Mortgage Loan was originated by the
                Non-Qualified Originator pursuant to an ongoing, standing
                relationship with the Qualified Originator; and

                      (iv) the closing documents for the Mortgage Loan were
                prepared on forms approved by the Qualified Originator, and, pursuant to the Non-Qualified Originator's ongoing, standing relationship with the Qualified Originator, then

                            (A) such closing documents reflect the Qualified
                      Originator as the original mortgagee, and such Mortgage
                      Loan was actually funded by the Qualified Originator at
                      the closing thereof;

                            (B) such closing documents reflect the Non-Qualified
                      Originator as the original mortgagee, but include
                      assignment documents executed by the Non- Qualified
                      Originator in favor of the Qualified Originator at the
                      time of the closing of the Mortgage Loan, reflecting the
                      Qualified Originator as the successor and assign to the
                      Non-Qualified Originator, and the Mortgage Loan was funded initially by the Non-Qualified Originator at the closing
                      thereof and then acquired by the Qualified Originator from such Non-Qualified Originator; or

                            (C) (z) such closing documents reflect the
                      Non-Qualified Originator as the original mortgagee, but
                      include assignment documents executed by the Non-
                      Qualified Originator in favor of the Qualified Originator
                      at the time of the closing of the Mortgage Loan,
                      reflecting the Qualified Originator as the successor and
                      assign to the Non-Qualified Originator, and the Mortgage
                      Loan was funded initially by the Qualified Originator at
                      the closing thereof and then acquired by the Qualified
                      Originator from such Non-Qualified Originator.

                      Each Mortgaged Property consists of one or more separate
        tax parcels of real property upon which is located one or more commercial structures and otherwise meets the requirements for eligibility under the Secondary Mortgage Market Enhancement Act of 1984 for commercial property.

                (b) The Seller hereby makes the representations and warranties contained in Schedule I hereto for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date (unless a different date is specified therein), with respect to (and solely with respect
to) each Mortgage Loan, subject, however, to the exceptions set forth on Annex A to Schedule I of this Agreement.

                (c) If the Seller discovers or receives written notice of a
Document Defect or a Breach relating to a Mortgage Loan pursuant to Section
2.03(a) of the Pooling and Servicing Agreement, then the Seller shall, not later than 90 days from such discovery or receipt of such notice (or, in the case of a
Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days from any party to the Pooling and Servicing Agreement discovering such Document Defect or Breach, provided the Seller receives such notice in a timely manner), if such Document Defect or Breach shall materially and adversely affect the value of the related Mortgage Loan or the interest of the Certificateholders therein, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of losses and any Additional Trust Fund Expenses associated therewith or, if such Document
Defect or Breach (other than omissions due solely to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan (which, for the purposes of this clause (i), shall include an REO Loan) at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement) not later than the end of such
90-day period or (ii) except in the case of the Mortgage Loan identified on the
Mortgage Loan Schedule as being secured by Deerbrook Apartments (which Mortgage
Loan may not be substituted) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan (which, for purposes of this clause (ii), shall include an REO Loan) not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing Date) and pay the Master
Servicer for deposit into the Collection Account, any Substitution Shortfall
Amount in connection therewith; provided, however, that, unless the breach would cause the Mortgage Loan not to be a Qualified Mortgage, if such Document Defect or Breach is capable of being cured but not within such 90-day period and the
Seller has commenced and is diligently proceeding with the cure of such Document
Defect or Breach within such 90-day period, the Seller shall have an additional
90 days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan (which, for the purpose of such repurchase or substitution, shall include an REO Loan)); and provided, further, that with respect to such additional 90-day period, the Seller shall have delivered an officer's certificate to the Trustee setting forth the reason such Document
Defect or Breach is not capable of being cured within the initial 90-day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; and provided, further, that no
Document Defect (other than with respect to the Specially Designated Mortgage
Loan Documents) shall be considered to materially and adversely affect the interests of the Certificateholders or the value of the related Mortgage Loan unless the document with respect to which the Document Defect exists is required in connection with an imminent enforcement of the mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien or any collateral securing the Mortgage Loan or for any immediate servicing obligations.

                  A Document Defect or Breach as to a Mortgage Loan (which
Document Default or Breach materially and adversely affects the value of the related Mortgage Loan or the interest of the Certificateholders therein) that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans
(each, a "Crossed Loan" and such Crossed Loans, collectively, a "Crossed Loan
Group"), and is not cured as provided for above, shall require the repurchase or substitution of all such Crossed Loans unless (1) the weighted average debt service coverage ratio for all the remaining Crossed Loans for the four calendar quarters immediately preceding such repurchase or substitution is not less than the weighted average debt service coverage ratio for all such Crossed Loans, including the affected Crossed Loan, as of the Cut-off Date, and (2) the weighted average loan to-value ratio for the remaining Crossed Loans determined at the time of repurchase or substitution based upon an appraisal obtained by the Special Servicer at the expense of the related Seller shall not be greater than the weighted average loan-to-value ratio for all such Crossed Loans, including the affected Crossed Loan as of the Cut-off Date; provided, that if such debt service coverage and loan-to-value criteria are satisfied and any
Crossed Loan (that is not the Crossed Loan directly affected by the subject
Breach or Document Defect) is not so materially and adversely affected and therefore is not so repurchased or substituted, then such

Crossed Loan shall be released from its cross-collateralization and cross-default provision so long as such Crossed Loan (that is not the Crossed
Loan directly affected by the subject Breach or Document Defect) is held in the
Trust Fund; and provided, further, that the repurchase of less than all such
Crossed Loans and the release of any Crossed Loan from a cross-collateralization and cross-default provision shall be subject to the delivery by the Seller to the Trustee, at the expense of the Seller, of an Opinion of Counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the Code or result in the imposition of any tax on
"prohibited transactions" or "contributions" after the Startup Day under the
REMIC Provisions; and provided, further, that the Controlling Class
Representative (if one is then acting) shall have consented to the repurchase or substitution of the affected Crossed Loan, which consent shall not be unreasonably withheld.

                  For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is any uncured Document Defect or Breach known to the Seller, the Seller shall provide, once every ninety days, the officer's certificate to the Trustee described above as to the reasons such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure; provided, however, that, without limiting the effect of the foregoing provisions of this Section 3(c), if such Document Defect or Breach shall materially and adversely affect the value of such Mortgage Loan or the interests of the holders of the Certificates therein (subject to the last proviso in the second preceding sentence), the
Seller shall in all cases on or prior to the second anniversary of the Closing
Date either cause such Document Defect or Breach to be cured or repurchase or substitute for the affected Mortgage Loan.

                  To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above in
Section 3(d) while the Trustee continues to hold any other Crossed Loans in such
Crossed Loan Group, the Seller and the Purchaser shall not enforce any remedies against the other's Primary Collateral (as defined below), but each is permitted to exercise remedies against the Primary Collateral securing its respective
Crossed Loan(s), so long as such exercise does not impair the ability of the other party to exercise its remedies against the Primary Collateral securing the
Crossed Loan(s) held thereby.

                  If the exercise by one party would impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loan(s) held by such party, then the Seller and the
Purchaser shall forbear from exercising such remedies until the Mortgage Loan
Documents evidencing and securing the relevant Crossed Loans can be modified in a manner consistent with this Agreement to remove the threat of impairment as a result of the exercise of remedies. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such
Crossed Loans in accordance with the Mortgage Loan Documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances.
Notwithstanding the foregoing, if a Crossed Loan is modified to terminate the related cross-collateralization and/or cross-default provisions, the Seller shall furnish to the Trustee an Opinion of Counsel that such modification shall not cause an Adverse REMIC Event.

                  For purposes hereof, "Primary Collateral" shall mean the
Mortgaged Property directly securing a Crossed Loan and excluding any property as to which the related lien may

                                       10

only be foreclosed upon by exercise of cross-collateralization provisions of such Mortgage Loans.

                  The foregoing provisions of this Section 3(c) notwithstanding, the Purchaser's sole remedy for a breach of the representation in paragraph 30 on Schedule I hereto shall be the cure of such breach by the Seller, which cure shall be effected through the payment by the Seller of such costs and expenses
(without regard to whether such costs and expenses are material or not)
specified in such paragraph that have not, at the time of such cure, been received by the Master Servicer or the Special Servicer from the related
Mortgagor and not a repurchase of the related Mortgage Loan. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the cure payment made by the Seller shall be returned to the Seller.

                (d) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a Servicing Officer certifying as to the receipt of the Purchase Price (as defined in the Pooling and Servicing Agreement) or Substitution Shortfall
Amount(s), as applicable, in the Collection Account, and, if applicable, the delivery of the Mortgage File(s) and the Servicing File(s) for the related
Qualified Substitute Mortgage Loan(s) to the Custodian and the Master Servicer,
respectively, (i) the Trustee shall execute and deliver such endorsements and assignments as are provided to it by the Master Servicer or the Seller, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller, the legal and beneficial ownership of each repurchased Mortgage
Loan or substituted Mortgage Loan, as applicable, (ii) the Trustee, the
Custodian, the Master Servicer and the Special Servicer shall each tender to the
Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage
Loan possessed by it, and (iii) the Master Servicer and the Special Servicer
shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or deleted Mortgage Loan(s).

                (e) This Section 3 provides the sole remedy available to the
Purchaser, the Certificateholders, or the Trustee on behalf of the
Certificateholders, respecting any Document Defect in a Mortgage File or any
Breach of any representation or warranty set forth in or required to be made pursuant to Section 3 of this Agreement.

                SECTION 4. Representations, Warranties and Covenants of the
Purchaser. In order to induce the Seller to enter into this Agreement, the
Purchaser hereby represents, warrants and covenants for the benefit of the
Seller as of the date hereof that:

                (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and the
Purchaser has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

                (b) This Agreement has been duly and validly authorized,
executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery

                                       11

hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                (c) The execution and delivery of this Agreement by the
Purchaser and the Purchaser's performance and compliance with the terms of this
Agreement will not (A) violate the Purchaser's articles of incorporation or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or have consequences that would materially and adversely affect its performance hereunder.

                (d) The Purchaser is not a party to or bound by any agreement or instrument or subject to any articles of association, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Purchaser of its obligations under this Agreement (except to the extent such consent has been obtained).

                (e) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of, or compliance by the Purchaser with, this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

                (f) Under GAAP and for federal income tax purposes, the
Purchaser will report the transfer of the Mortgage Loans by the Seller to the
Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the aggregate Purchase
Consideration.

                (g) There is no action, suit, proceeding or investigation
pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

                (h) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental

                                       12

agency or body, which default might have consequences that would, in the
Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

                SECTION 5. Closing. The closing of the sale of the Mortgage
Loans (the "Closing") shall be held at the offices of Sidley Austin Brown & Wood
LLP on the Closing Date. The Closing shall be subject to each of the following conditions:

                (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the
Closing Date;

                (b) All documents specified in Section 6 of this Agreement (the
"Closing Documents"), in such forms as are agreed upon and acceptable to the
Purchaser, the Seller, the Underwriters and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

                (c) The Seller shall have delivered and released to the Trustee
(or a Custodian on its behalf) and the Master Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and the Master Servicer pursuant to Section 2 of this Agreement;

                (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

                (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing
Date;

                (f) A letter from the independent accounting firm of Ernst &
Young LLP in form satisfactory to the Purchaser, relating to certain information regarding the Mortgage Loans and Certificates as set forth in the Prospectus and
Prospectus Supplement, respectively; and

                (g) The Seller shall have executed and delivered concurrently herewith that certain Indemnification Agreement, dated as of September 17, 2004 among the Seller, Merrill Lynch Mortgage Lending, KeyBank National Association,
the Purchaser, the Underwriters and the Initial Purchasers. Both parties agree to use their best reasonable efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage
Loans on the Closing Date.

                SECTION 6. Closing Documents. The Closing Documents shall
consist of the following:

                (a) (i) This Agreement duly executed by the Purchaser and the
Seller, (ii) the Pooling and Servicing Agreement duly executed by the parties thereto and (iii) the Servicing

                                       13

Rights Purchase Agreement, dated as of September 1, 2004, between the Seller and KeyCorp Real Estate Capital Markets, Inc., duly executed by such parties;

                (b) An officer's certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the
Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

                (c) An officer's certificate from an officer of the Seller
(signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the
Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or therein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

                (d) An officer's certificate from an officer of the Seller
(signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser, the Underwriters and Initial Purchasers may rely, to the effect that (i) such officer has carefully examined the Specified Portions (as defined below) of the Prospectus Supplement and nothing has come to his attention that would lead him to believe that the Specified Portions of the
Prospectus Supplement, as of the date of the Prospectus Supplement or as of the
Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage
Loans, in light of the circumstances under which they were made, not misleading, and (ii) such officer has carefully examined the Specified Portions of the
Private Placement Memorandum, dated as of September 17, 2004 (the "Memorandum")
(pursuant to which certain classes of the Private Certificates are being privately offered) and nothing has come to his attention that would lead him to believe that the Specified Portions of the Memorandum, as of the date thereof or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the
Mortgage Loans, in the light of the circumstances under which they were made, not misleading. The "Specified Portions" of the Prospectus Supplement shall consist of Annex A-1 thereto, entitled "Certain Characteristics of the Mortgage
Loans" (insofar as the information contained in Annex A-1 relates to the
Mortgage Loans sold by the Seller hereunder), Annex A-2 to the Prospectus
Supplement, entitled "Certain Statistical Information Regarding the Mortgage
Loans" (insofar as the information contained in Annex A-2 relates to the
Mortgage Loans sold by the Seller hereunder), Annex B to the Prospectus
Supplement entitled "Certain Characteristics Regarding Multifamily Properties"
(insofar as the information contained in Annex B relates to the Mortgage Loans sold by the Seller hereunder), Annex C to the Prospectus Supplement, entitled
"Structural and Collateral Term Sheet" (insofar as the information contained in
Annex C relates to the Mortgage Loans sold by the Seller hereunder), the diskette which accompanies the Prospectus Supplement

                                       14

(insofar as such diskette is consistent with Annex A-1, Annex A-2 and/or Annex
B), and the following sections of the Prospectus Supplement (only to the extent that any such information relates to the Seller or the Mortgage Loans sold by the Seller hereunder and, without limitation, exclusive of any statements in such sections that purport to describe the servicing and administration provisions of the Pooling and Servicing Agreement): "Summary of Prospectus
Supplement--Relevant Parties--Mortgage Loan Sellers," "Summary of Prospectus
Supplement--The Mortgage Loans And The Mortgaged Real Properties," "Risk
Factors" and "Description of the Mortgage Pool". The "Specified Portions" of the
Memorandum shall consist of the Specified Portions of the Prospectus Supplement
(as attached as an exhibit to the Memorandum).

                (e) Each of: (i) the resolutions of the Seller's board of
directors or a committee thereof authorizing the Seller's entering into the transactions contemplated by this Agreement, (ii) the organization certificate and bylaws of the Seller, and (iii) a certificate of good standing of the Seller issued by the State of New York not earlier than thirty (30) days prior to the
Closing Date;

                (f) A written opinion of counsel for the Seller (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the
Underwriters, the Initial Purchasers and each of the Rating Agencies, together with such other written opinions as may be required by the Rating Agencies; and

                (g) Such further certificates, opinions and documents as the
Purchaser may reasonably request prior to the Closing Date.

                SECTION 7. Costs. Whether or not this Agreement is terminated, both the Seller and the Purchaser shall pay their respective share of the transaction expenses incurred in connection with the transactions contemplated herein as set forth in the closing statement prepared by the Purchaser and delivered to and approved by the Seller on or before the Closing Date, and in the memorandum of understanding to which the Seller and the Purchaser are parties with respect to the transactions contemplated by this Agreement.

                SECTION 8. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the
Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then,
(a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the Uniform
Commercial Code of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage
Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation, all amounts, other than investment earnings (other than investment earnings required by Section 3.19(a) of the
Pooling and Servicing Agreement to offset Prepayment Interest Shortfalls), from time to time held or invested in the Collection Account, the Distribution
Account or, if established, the REO Account whether in the form of cash, instruments,

                                       15

securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by Section 1 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the
Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the Uniform Commercial Code of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons
(other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the
Pooling and Servicing Agreement. The Seller does hereby consent to the filing by the Purchaser of financing statements relating to the transactions contemplated hereby without the signature of the Seller.

                SECTION 9. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and sent by facsimile or delivered to the intended recipient at the "Address for Notices"
specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by facsimile or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

                SECTION 10. Representations, Warranties and Agreements to
Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the
Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the
Trustee).

                SECTION 11. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent

                                       16

permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof.

                SECTION 12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

                SECTION 13. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS,
DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED
IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE PARTIES
HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL
OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

                SECTION 14. Attorneys' Fees. If any legal action, suit or
proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party that obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party that commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

                SECTION 15. Further Assurances. The Seller and the Purchaser
agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

                SECTION 16. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the
Purchaser, the Underwriters (as intended third party beneficiaries hereof), the
Initial Purchasers (also as intended third party beneficiaries hereof) and their permitted successors and assigns. This Agreement is enforceable by the
Underwriters, the Initial Purchasers and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

                SECTION 17. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party hereto against whom such waiver or modification is sought to be

                                       17

enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, including, without limitation, any defined terms therein, unless the Seller has consented to such amendment or modification in writing.

                SECTION 18. Accountants' Letters. The parties hereto shall cooperate with Ernst & Young LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement and the Certificate Purchase Agreement.

                SECTION 19. Knowledge. Whenever a representation or warranty or other statement in this Agreement (including, without limitation, Schedule I hereto) is made with respect to a Person's "knowledge," such statement refers to such Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

                SECTION 20. Cross-Collateralized Mortgage Loans. Each Crossed
Loan Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the
Mortgage Loans in a Crossed Loan Group shall be the property identified in the
Mortgage Loan Schedule as corresponding thereto. The provisions of this
Agreement, including, without limitation, each of the representations and warranties set forth in Schedule I hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 20. In addition, if there exists with respect to any Crossed Loan Group only one original of any document referred to in the definition of "Mortgage File" in this Agreement and covering all the
Mortgage Loans in such Crossed Loan Group, the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such Crossed Loan
Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan.

                                       18

                  IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                 SELLER
                                 ------

                                 JPMORGAN CHASE BANK

                                 By:          /s/ Mark Levine
                                      -----------------------------------------
                                     Name:  Mark N. Levine
                                     Title:  Vice President

                                 Address for Notices:

                                 270 Park Avenue
                                 New York, New York 10017
                                 Telecopier No.:   (212) 834-6593
                                 Telephone No.:   (212) 834-9346

                                 PURCHASER
                                 ---------

                                 MERRILL LYNCH MORTGAGE INVESTORS,
                                     INC.

                                 By: /s/ George H. Kok
                                     -----------------------------------
                                     Name:  George H. Kok
                                     Title:  Senior Vice President

                                 Address for Notices:

                                 Four World Financial Center
                                 250 Vesey Street
                                 New York, New York 10080
                                 Telecopier No.:  (212) 449-3658
                                 Telephone No.:  (212) 449-4893

                                   SCHEDULE I

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

                For purposes of this Schedule I, the "Value" of a Mortgaged
Property shall mean the value of such Mortgaged Property as determined by the appraisal (and subject to the assumptions set forth in the appraisal) performed in connection with the origination of the related Mortgage Loan.

                1. Mortgage Loan Schedule. The information set forth in the
Mortgage Loan Schedule with respect to the Mortgage Loans is true and correct in all material respects (and contains all the items listed in the definition of
"Mortgage Loan Schedule") as of the dates of the information set forth therein or, if not set forth therein, and in all events no earlier than, as of the respective Due Dates for the Mortgage Loans in September 2004.

                2. Ownership of Mortgage Loans. Immediately prior to the
transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances
(except for certain servicing rights as provided in the Pooling and Servicing
Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto). The Seller has validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance (except for certain servicing rights as provided in the Pooling and
Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto); provided that recording and/or filing of various transfer documents are to be completed after the Closing Date as contemplated hereby and by the Pooling and Servicing Agreement. The sale of the
Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Purchaser or its designee and each such endorsement is, or shall be as of the Closing Date, genuine.

                3. Payment Record. No scheduled payment of principal and
interest under any Mortgage Loan was 30 days or more past due as of the Due Date for such Mortgage Loan in September 2004 without giving effect to any applicable grace period, nor was any such payment 30 days or more delinquent in the twelve-month period immediately preceding the Due Date for such Mortgage Loan in
September 2004, without giving effect to any applicable grace period.

                4. Lien; Valid Assignment. Each Mortgage related to and
delivered in connection with each Mortgage Loan constitutes a valid and, subject to the limitations and exceptions set forth in Paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, and there are no liens and/or encumbrances that are pari passu with the lien of such Mortgage, in any event subject, however, to the following (collectively, the "Permitted Encumbrances"): (a) the lien for current real estate

                                      I-1

taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties; (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy
(or, if not yet issued, referred to in a pro forma title policy or a "marked-up"
commitment binding upon the title insurer); (c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or "marked-up" commitment binding upon the title insurer); (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases
(including subleases) pertaining to the related Mortgaged Property; (f) if such
Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the
Mortgage for another Mortgage Loan contained in the same Crossed Group; and (g)
if the related Mortgaged Property consists of one or more units in a condominium, the related condominium declaration. The Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related Mortgage, the current principal use of the related Mortgaged Property, the Value of the Mortgaged Property or the
current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan. The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in Paragraph 13 below, enforceable assignment of such Mortgage from the relevant assignor to the
Trustee.

                5. Assignment of Leases and Rents. There exists, as part of the related Mortgage File, an Assignment of Leases (either as a separate instrument or as part of the Mortgage) that relates to and was delivered in connection with each Mortgage Loan and that establishes and creates a valid, subsisting and, subject to the limitations and exceptions set forth in Paragraph 13 below, enforceable first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Mortgagor described therein, except for Permitted Encumbrances and except that a license may have been granted to the related Mortgagor to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases, including, without limitation, the right to operate the related leased property so long as no event of default has occurred under such Mortgage Loan; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in Paragraph 13 below, enforceable assignment of such Assignment of Leases from the relevant assignor to the
Trustee. The related Mortgage or related Assignment of Leases, subject to applicable law, provides for the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession to collect the rents or provides for rents to be paid directly to the related mortgagee, if there is an event of default. No person other than the related Mortgagor owns any interest in any payments due under the related leases on which the Mortgagor is the landlord, covered by the related Assignment of Leases.

                6. Mortgage Status; Waivers and Modifications. In the case of each Mortgage Loan, except by a written instrument which has been delivered to the Purchaser or its

                                      I-2

designee as a part of the related Mortgage File, (a) the related Mortgage
(including any amendments or supplements thereto included in the related
Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded, (b) neither the related Mortgaged Property nor any material portion thereof has been released from the lien of such
Mortgage and (c) the related Mortgagor has not been released from its obligations under such Mortgage, in whole or in material part.

                7. Condition of Property; Condemnation. In the case of each
Mortgage Loan, except as set forth in an engineering report prepared by an independent engineering consultant in connection with the origination of such
Mortgage Loan, the related Mortgaged Property is, to the Seller's knowledge, in good repair and free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds, letter of credit or insurance coverage exists sufficient to effect the necessary repairs and maintenance). As of the date of origination of the Mortgage Loan, there was no proceeding pending for the condemnation of all or any material part of the related Mortgaged Property. As of the Closing Date, the Seller has not received notice and has no knowledge of any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. As of the date of origination of each Mortgage Loan and, to the Seller's knowledge, as of the date hereof, (a)
none of the material improvements on the related Mortgaged Property encroach upon the boundaries and, to the extent in effect at the time of construction, do not encroach upon the building restriction lines of such property, and none of the material improvements on the related Mortgaged Property encroached over any easements, except, in each case, for encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below or that do not materially and adversely affect the Value or current use of such Mortgaged
Property and (b) no improvements on adjoining properties encroached upon such
Mortgaged Property so as to materially and adversely affect the Value of such
Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below.

                8. Title Insurance. Each Mortgaged Property securing a Mortgage
Loan is covered by an American Land Title Association (or an equivalent form of)
lender's title insurance policy (the "Title Policy") (or, if such policy has yet to be issued, by a pro forma policy or a "marked up" commitment binding on the title insurer) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the Permitted
Encumbrances, except that in the case of a Mortgage Loan as to which the related
Mortgaged Property is made up of more than one parcel of property, each of which is secured by a separate Mortgage, such Mortgage (and therefore the related
Title Policy) may be in an amount less than the original principal amount of the
Mortgage Loan, but is not less than the allocated amount of subject parcel constituting a portion of the related Mortgaged Property. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy
(or, if it has yet to be issued, the coverage to be provided thereby) will inure to the

                                      I-3

benefit of the Trustee as sole insured without the consent of or notice to the insurer. Such Title Policy contains no exclusion for whether, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available) that, (a) the related Mortgaged Property has access to a public road, and (b) the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

                9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage
Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts documented as part of the Mortgage Loan Documents and the rights to which are transferred to the Trustee, pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto.

                10. Mortgage Provisions. The Mortgage Loan Documents for each
Mortgage Loan, together with applicable state law, contain customary and, subject to the limitations and exceptions set forth in Paragraph 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged
Property of the principal benefits of the security intended to be provided thereby, including, without limitation, foreclosure or similar proceedings (as applicable for the jurisdiction where the related Mortgaged Property is located). None of the Mortgage Loan Documents contains any provision that expressly excuses the related Mortgagor from obtaining and maintaining insurance coverage for acts of terrorism.

                11. Trustee under Deed of Trust. If the Mortgage for any
Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are payable to such trustee by the
Seller, the Depositor or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

                12. Environmental Conditions. Except in the case of the
Mortgaged Properties identified on Annex B hereto (as to which properties the only environmental investigation conducted in connection with the origination of the related Mortgage Loan related to asbestos-containing materials and lead-based paint), (a) an environmental site assessment meeting ASTM standards and covering all environmental hazards typically assessed for similar properties including use, type and tenants of the related Mortgaged Property, a transaction screen meeting ASTM standards or an update of a previously conducted environmental site assessment (which update may have been performed pursuant to a database update), was performed by an independent third-party environmental consultant (licensed to the extent required by applicable state law) with respect to each Mortgaged Property securing a Mortgage Loan in connection with the origination of such Mortgage Loan, (b) the report of each such assessment, update or screen, if any (an "Environmental Report"), is dated no earlier than
(or, alternatively, has been updated within) twelve (12) months prior to the date hereof, (c) a copy of each such Environmental Report has been delivered to the Purchaser, and (d) either: (i) no such

                                      I-4

Environmental Report, if any, reveals that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property; or (ii)
if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) one or more parties not related to the related Mortgagor and collectively having financial resources reasonably estimated to be adequate to cure the violation was identified as the responsible party or parties for such conditions or circumstances, and such conditions or circumstances do not materially impair the Value of the related Mortgaged Property, (B) the related
Mortgagor was required to provide additional security reasonably estimated to be adequate to cure the violations and/or to obtain and, for the period contemplated by the related Mortgage Loan Documents, maintain an operations and maintenance plan, (C) the related Mortgagor, or other responsible party, provided a "no further action" letter or other evidence that would be acceptable to a reasonably prudent commercial mortgage lender, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such conditions or circumstances, (D) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation, (E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage Loan, (F) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (G) the related
Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (H) a responsible party provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation and, as of the date of origination of the related Mortgage Loan, such responsible party had financial resources reasonably estimated to be adequate to cure the subject violation in all material respects. To the Seller's actual knowledge and without inquiry beyond the related Environmental Report, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Mortgagor questionnaire delivered to the Seller in connection with the issue of any related environmental insurance policy, if applicable, that would require investigation or remediation by the related Mortgagor under, or otherwise be a material violation of, any applicable environmental law. The Mortgage Loan
Documents for each Mortgage Loan require the related Mortgagor to comply in all material respects with all applicable federal, state and local environmental laws and regulations. Each of the Mortgage Loans identified on Annex C hereto are covered by environmental insurance policies and each such policy is noncancellable during its term, is in the amount at least equal to 125% of the principal balance of the Mortgage Loan, has a term ending no sooner than the date which is five years after the maturity date of the Mortgage Loan to which it relates and either does not provide for a deductible or the deductible amount is held in escrow and all premiums have been paid in full. Each Mortgagor represents and warrants in the related Mortgage Loan Documents that except as set forth in certain environmental reports and to its knowledge it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage,

                                      I-5

treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related Mortgagor (or affiliate thereof)
has agreed to indemnify, defend and hold the Seller and its successors and assigns harmless from and against any and all losses, liabilities, damages, injuries, penalties, fines, expenses and claims of any kind whatsoever
(including attorneys' fees and costs) paid, incurred or suffered by or asserted against, any such party resulting from a breach of environmental representations, warranties or covenants given by the Mortgagor in connection with such Mortgage Loan.

                13. Loan Document Status. Each Mortgage Note, Mortgage, and each other agreement executed by or on behalf of the related Mortgagor with respect to each Mortgage Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, receivership, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally and (ii)
general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i) and (ii)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. There is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage
Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

                14. Insurance. Except in certain cases where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating (and, if rated by Fitch, a credit rating of at least "A-" by Fitch) and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance
(or the equivalent) policy, in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the full insurable replacement cost of the improvements located on the related Mortgaged
Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property is also covered by comprehensive general liability insurance in amounts customarily required by prudent commercial mortgage lenders for properties of similar types. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months (or a specified dollar amount which is reasonably estimated to cover no less than twelve (12) months of rental income), unless such Mortgaged Property constitutes a manufactured housing community. If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V), and flood insurance was available, a flood insurance policy meeting the requirements of the then current

                                      I-6

guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (1) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (2) the outstanding principal balance of such Mortgage Loan, and (3) the maximum amount of insurance available under the applicable National Flood Insurance Administration Program.
Each Mortgaged Property located in California or in seismic zones 3 and 4 is covered by seismic insurance to the extent such Mortgaged Property has a probable maximum loss of greater than twenty percent (20%) of the replacement value of the related improvements, calculated using methodology acceptable to a reasonably prudent commercial mortgage lender with respect to similar properties in the same area or earthquake zone. Each Mortgaged Property located within
Florida or within 25 miles of the coast of North Carolina, South Carolina,
Georgia, Alabama, Mississippi, Louisiana or Texas is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of the related Mortgage Loan and (ii) 100% of the full insurable replacement cost of the improvements located on such Mortgaged
Property. All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without ten (10) days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Additionally, for any
Mortgage Loan having a Cut-off Date Balance equal to or greater than
$20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability or financial strength rating from S&P or Moody's of not less than A-minus (or the equivalent), or from A.M. Best Company of not less than "A-minus: V" (or the equivalent) and, if rated by Fitch, of not less than
"A-" from Fitch (or the equivalent). With respect to each Mortgage Loan, the related Mortgage Loan Documents require that the related Mortgagor or a tenant of such Mortgagor maintain insurance as described above or permit the related mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage Loan Documents for each
Mortgage Loan provide that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of all or part of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related
Mortgage Loan Documents may entitle the related Mortgagor to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged
Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Mortgagor holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in Paragraph 18 below).

                Each Mortgaged Property is insured by an "all-risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

                15. Taxes and Assessments. There are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged
Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that have not been paid or are not otherwise covered by an escrow of funds sufficient to pay

                                      I-7

such charge. For purposes of this representation and warranty, real property taxes and assessments and other charges shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

                16. Mortgagor Bankruptcy. No Mortgagor under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

                17. Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report or an endorsement to the related Title Policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located (including, without limitation, when commercially reasonable, a representation of the related
Mortgagor at the time of origination of the subject Mortgage Loan), the improvements located on or forming part of each Mortgaged Property securing a
Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the Value of the related Mortgaged Property). In the case of each legal non-conforming use or structure, the related Mortgaged
Property may be restored or repaired to the full extent of the use or structure at the time of such casualty or law and ordinance coverage has been obtained in an amount that would be required by prudent commercial mortgage lenders (or, if the related Mortgaged Property may not be restored or repaired to the full extent of the use or structure at the time of such casualty and law and ordinance coverage has not been obtained in an amount that would be required by prudent commercial mortgage lenders, such fact does not materially and adversely affect the Value of the related Mortgaged Property).

                18. Leasehold Estate Only. If any Mortgage Loan is secured by the interest of a Mortgagor as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee
Interest"), then:

                (i) such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File; and if required by such Ground Lease, the lessor thereunder has received notice of the lien of the related Mortgage in accordance with the provisions of such Ground Lease;

                (ii) the related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and
        Permitted Encumbrances;

                                      I-8

                (iii) upon foreclosure of such Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Trustee upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained); provided that such
        Ground Lease has not been terminated and all amounts owed thereunder have been paid;

                (iv) such Ground Lease is in full force and effect, and, to the
        Seller's knowledge, no material default has occurred under such Ground
        Lease;

                (v) such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee under such Mortgage
        Loan; and such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

                (vi) the mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease)
        to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

                (vii) such Ground Lease has a currently effective term
        (including any options exercisable by the holder of the related
        Mortgage) that extends not less than 20 years beyond the Stated Maturity
        Date of such Mortgage Loan;

                (viii) such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease for any reason, including as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Mortgagor, unless the mortgagee under such Mortgage Loan fails to cure a default of the lessee that is susceptible to cure by the mortgagee under such Ground Lease following notice thereof from the lessor;

                (ix) under the terms of such Ground Lease and the related
        Mortgage, taken together, any related casualty insurance proceeds (other than de minimis amounts for minor casualties) with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

                (x) such Ground Lease does not impose any restrictions on
        subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the lending area where the related
        Mortgaged Property is located at the time of the origination of such
        Mortgage Loan; and

                                      I-9

                (xi) such Ground Lease provides that it may not be amended or modified without the prior written consent of the mortgagee under such
        Mortgage Loan, and any such action without such consent is not binding on such mortgagee, its successors or assigns.

                19. Qualified Mortgage. Each Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury
Regulations Section 1.860G-2(a) (but without regard to the rule in Treasury
Regulations Section 1.860G-2(a)(3) or Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage under certain circumstances). Each
Mortgage Loan is directly secured by an interest in real property (within the meaning of Treasury Regulations Section 1.856-3(c) and 1.856-3(d)), and either
(1) the fair market value of the interest in real property which secures such
Mortgage Loan was at least equal to 80% of the principal amount of such Mortgage
Loan at the time the Mortgage Loan was (a) originated or modified (within the meaning of Treasury Regulations Section 1.860G-2(b)(1)) or (b) contributed to the Trust Fund, or (2) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect an interest in real property and such interest in real property was the only security for the Mortgage Loan at the time such Mortgage Loan was originated or modified. For purposes of the previous sentence, the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is in parity with the Mortgage
Loan.

                20. Advancement of Funds. In the case of each Mortgage Loan, neither the Seller nor, to the Seller's knowledge, any prior holder of such
Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged
Property (other than amounts paid by the tenant as specifically provided under a related lease or by the property manager), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage
Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

                21. No Equity Interest, Equity Participation or Contingent
Interest. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Mortgagor, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment
Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related monthly payment.

                22. Legal Proceedings. To the Seller's knowledge, there are no pending actions, suits, proceedings or governmental investigations by or before any court or

                                      I-10

governmental authority against or affecting the Mortgagor under any Mortgage
Loan or the related Mortgaged Property that, if determined adversely to such
Mortgagor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan or the current ability of the Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

                23. Other Mortgage Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge, except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the
Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage. The related Mortgage Loan
Documents require the Mortgagor under each Mortgage Loan to pay all reasonable costs and expenses related to any required consent to an encumbrance, including any applicable Rating Agency fees, or would permit the related mortgagee to withhold such consent if such costs and expenses are not paid by a party other than such mortgagee.

                24. No Mechanics' Liens. As of the date of origination, each
Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) was free and clear of any and all mechanics' and materialmen's liens that were prior or equal to the lien of the related Mortgage and that were not bonded or escrowed for or covered by title insurance. As of the Closing Date, to the Seller's knowledge: (i) each Mortgaged Property securing a Mortgage Loan
(exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (ii) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

                25. Compliance. Each Mortgage Loan complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

                26. Licenses and Permits. To the Seller's knowledge, as of the date of origination of each Mortgage Loan and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related Mortgagor at the time of origination of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that a commercially reasonable originator of similar mortgage loans in the jurisdiction where the related
Mortgaged Property is located customarily performs in the origination of comparable mortgage loans, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

                27. Cross-Collateralization. No Mortgage Loan is
cross-collateralized with any loan which is outside the Mortgage Pool. With respect to any group of cross-collateralized Mortgage Loans, the sum of the amounts of the respective Mortgages recorded on the related

                                      I-11

Mortgaged Properties with respect to such Mortgage Loans is at least equal to the total amount of such Mortgage Loans.

                28. Releases of Mortgaged Properties. No Mortgage Note or
Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon (i)
payment in full of all amounts due under the related Mortgage Loan or (ii)
delivery of "government securities" within the meaning of Treasury Regulations
Section 1.860G-2(a)(8)(i) in connection with a defeasance of the related
Mortgage Loan; provided that the Mortgage Loans that are Crossed Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged
Property or the release of one or more related Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements or (ii) the payment of a release price in connection therewith; and provided, further, that certain
Crossed Groups or individual Mortgage Loans secured by multiple parcels may permit the related Mortgagor to obtain the release of one or more of the related
Mortgaged Properties by substituting comparable real estate property, subject to, among other conditions precedent, receipt of confirmation from each Rating
Agency that such release and substitution will not result in a qualification, downgrade or withdrawal of any of its then-current ratings of the Certificates;
and provided, further, that any Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan.

                29. Defeasance. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance (i) no earlier than two years following the Closing Date and (ii) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations
Section 1.860G-2(a)(8)(i). To the Seller's knowledge, defeasance under each such
Mortgage Loan is only for the purpose of facilitating the disposition of a
Mortgaged Property and not as part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages.

                30. Defeasance and Assumption Costs. If any Mortgage Loan
permits defeasance, then the related Mortgage Loan Documents provide that the related Mortgagor is responsible for the payment of all reasonable costs and expenses associated with defeasance incurred by the related mortgagee, including
Rating Agency fees. If any Mortgage Loan permits assumptions, then the related
Mortgage Loan Documents provide that the related Mortgagor is responsible for all reasonable costs and expenses associated with an assumption incurred by the related mortgagee.

                31. Fixed Rate Loans. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

                32. Inspection. The Seller or an affiliate thereof inspected, or caused the inspection of, the related Mortgaged Property within the preceding twelve (12) months.

                33. No Material Default. To the Seller's knowledge, there exists no material default, breach, violation or event of acceleration under the
Mortgage Note or Mortgage for any

                                      I-12

Mortgage Loan (other than payments due but not yet 30 days or more delinquent);
provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Schedule I.

                34. Due-on-Sale. The Mortgage for each Mortgage Loan contains a
"due-on-sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the holder of such Mortgage, either the related Mortgaged Property, or any direct controlling equity interest in the related Mortgagor, is transferred or sold, other than by reason of family and estate planning transfers, transfers by devise or descent or by operation of law upon death, transfers of less than a controlling interest in the Mortgagor, transfers of shares in public companies, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage Loan, transfers among existing members, partners or shareholders in the Mortgagor, transfers among affiliated Mortgagors with respect to cross-collateralized
Mortgage Loans or multi-property Mortgage Loans, transfers among co-Mortgagors or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan.

                35. Single Purpose Entity. The Mortgagor on each Mortgage Loan with a Cut-off Date Balance of $5,000,000 or more, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose
Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged
Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan Documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan
Documents, that it has its own books and records and accounts separate and apart from any other person, that it holds itself out as a legal entity (separate and apart from any other person), that it will not guarantee or assume the debts of any other person, that it will not commingle assets with affiliates, and that it will not transact business with affiliates except on an arm's-length basis.

                36. Whole Loan. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

                37. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related
Title Policy insuring same, or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots, which shall be effective for the next tax year.

                38. ARD Loans. Each ARD Loan requires scheduled monthly payments of principal. If any ARD Loan is not paid in full by its Anticipated Repayment
Date, and assuming it is not otherwise in default, (i) the rate at which such
ARD Loan accrues interest will increase by at least two (2) percentage points and (ii) the related Mortgagor is required to enter

                                      I-13

into a lockbox arrangement on the ARD Loan whereby all revenue from the related
Mortgaged Property shall be deposited directly into a designated account controlled by the applicable Master Servicer.

                39. Security Interests. A UCC financing statement has been filed and/or recorded, or submitted for filing and/or recording, in all places necessary to perfect (to the extent that the filing of such a UCC financing statement can perfect such a security interest) a valid security interest in the personal property of the related Mortgagor granted under the related Mortgage.
If any Mortgaged Property securing a Mortgage Loan is operated as a hospitality property, then (a) the security agreements, financing statements or other instruments, if any, related to the Mortgage Loan secured by such Mortgaged
Property establish and create a valid security interest in all items of personal property owned by the related Mortgagor which are material to the conduct in the ordinary course of the Mortgagor's business on the related Mortgaged Property, subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing;
and (b) one or more Uniform Commercial Code financing statements covering such personal property have been filed or recorded (or have been sent for filing or recording) wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing of a Uniform Commercial Code financing statement under applicable law). The related assignment of such security interest (but for insertion of the name of the assignee and any related information which is not yet available to the Seller) executed and delivered in favor of the Trustee constitutes a legal, valid and, subject to the limitations and exceptions set forth in Paragraph 13 hereof, binding assignment thereof from the relevant assignor to the Trustee.

                40. Prepayment Premiums and Yield Maintenance Charges.
Prepayment Premiums and Yield Maintenance Charges payable with respect to each
Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treasury Regulations Section 1.860G-1(b)(2).

                41. Commencement of Amortization. Each Mortgage Loan begins to amortize prior to its Stated Maturity Date or, in the case of an ARD Loan, prior to its Anticipated Repayment Date.

                42. Servicing Rights. Except as provided in the Pooling and
Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto, no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith.

                43. Recourse. The related Mortgage Loan Documents contain
provisions providing for recourse against the related Mortgagor, a principal of such Mortgagor, or an entity controlled by a principal of such Mortgagor for damages, liabilities, expenses or claims sustained in connection with the
Mortgagor's fraud, material (or, alternatively, intentional) misrepresentation, waste or misappropriation of any tenant security deposits (in some cases, only after foreclosure or an action in respect thereof), rent (in some cases, only after an event of default), insurance proceeds or condemnation proceeds. The related Mortgage Loan Documents contain provisions pursuant to which the related
Mortgagor, a principal of such Mortgagor or an

                                      I-14

entity controlled by a principal of such Mortgagor, has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws.

                44. Assignment of Collateral. There is no material collateral securing any Mortgage Loan that is not being assigned to the Purchaser.

                45. Fee Simple Interest. Unless such Mortgage Loan is secured by a Ground Lease and is the subject of paragraph 18, the interest of the related
Mortgagor in the Mortgaged Property securing each Mortgage Loan is a fee simple interest in real property and the improvements thereon.

                46. Escrows. All escrow deposits (including capital improvements and environmental remediation reserves) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage
Loan Documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Seller or its agents (which shall include the Master Servicer). All such escrow deposits are being conveyed hereunder to the Purchaser. Any and all material requirements under each Mortgage Loan as to completion of any improvements and as to disbursement of any funds escrowed for such purpose, which requirements were to have been complied with on or before the date hereof, have been complied with in all material respects or, if and to the extent not so complied with, the escrowed funds (or an allocable portion thereof) have not been released except in accordance with the terms of the related loan documents.

                47. Operating Statements. In the case of each Mortgage Loan, the related Mortgage requires the related Mortgagor, in some cases at the request of the lender, to provide the holder of such Mortgage Loan with at least quarterly operating statements and rent rolls (if there is more than one tenant) for the related Mortgaged Property and annual financial statements of the related
Mortgagor, and with such other information as may be required therein.

                48. Grace Period. With respect to each Mortgage Loan, the
related Mortgage or Mortgage Note provides a grace period for delinquent monthly payments no longer than fifteen (15) days from the applicable Due Date or five
(5) days from notice to the related Mortgagor of the default.

                49. Disclosure to Environmental Insurer. If the Mortgaged
Property securing any Mortgage Loan is covered by a secured creditor impaired property policy, then the Seller:

                (i) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller; or

                (ii) has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

                                      I-15

in each case to the extent that the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

                50. No Fraud. No fraud with respect to a Mortgage Loan has taken place on the part of the Seller or any affiliated originator in connection with the origination of any Mortgage Loan.

                51. Servicing. The servicing and collection practices used with respect to each Mortgage Loan in all material respects have met customary standards utilized by prudent commercial mortgage loan servicers with respect to whole loans.

                52. Appraisal. In connection with its origination or acquisition of each Mortgage Loan, the Seller obtained an appraisal of the related
        Mortgaged Property, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the
        Mortgaged Property or the Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal, or a letter from the appraiser, states that such appraisal satisfies the requirements of the
        "Uniform Standards of Professional Appraisal Practice" as adopted by the
        Appraisal Standards Board of the Appraisal Foundation, all as in effect on the date the Mortgage Loan was originated.

                53. Origination of the Mortgage Loans. The Seller originated all of the Mortgage Loans.

                54. Mortgagor Formation or Incorporation. To the Seller's
        knowledge, the related Mortgagor is a Person formed or incorporated in a jurisdiction within the United States.

                                      I-16

                             ANNEX A (TO SCHEDULE I)

                EXCEPTIONS TO THE REPRESENTATIONS AND WARRANTIES

EXCEPTIONS TO REPRESENTATION 4
---------------------------------------------- -----------------------------------------------------------------------
Loan No. and Name                              Exception
---------------------------------------------- -----------------------------------------------------------------------

98  Swanson Office Building                    The adjoining property owner has a right of first refusal.
---------------------------------------------- -----------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 5
---------------------------------------------- -----------------------------------------------------------------------
Loan No. and Name                              Exception
---------------------------------------------- -----------------------------------------------------------------------

93  6500 North Lincoln Avenue                  The Mortgagor is structured as an Illinois Land Trust, under which the beneficiaries of such land trust (pursuant to the applicable trust agreement and Illinois law) are entitled to the payments due under the related leases on which the Mortgagor is the landlord.
---------------------------------------------- -----------------------------------------------------------------------
68  Troy Hill Corporate Center                 Each of the Mortgage Loans is structured as an indemnity deed of
116  77 West Street                            trust ("IDOT"), under which the guarantors of the IDOT own the
106  YBI Building                              related Mortgaged Properties and thus have an interest in the lease payments.
---------------------------------------------- -----------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 6
---------------------------------------------- -----------------------------------------------------------------------
Loan No. and Name                              Exception
---------------------------------------------- -----------------------------------------------------------------------

77  Westwood Village SC                        The Mortgage Loan Documents were amended to permit future mezzanine debt, the ground lease was amended to extend the notice and cure period to ninety days, the ground lease was subordinated pursuant to a ground lease subordination agreement, and the title policy was amended to cover the ground lease.
---------------------------------------------- -----------------------------------------------------------------------
93  6500 North Lincoln Avenue                  The Mortgagor has requested the Mortgagee's consent to an assumption of the Mortgage Loan, and such request is currently under review.
---------------------------------------------- -----------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 7
---------------------------------------------- -----------------------------------------------------------------------
Loan No. and Name                              Exception
---------------------------------------------- -----------------------------------------------------------------------

114  Magnolia Crossing MHP                     With respect to the Mortgaged Property, the front setback is deficient by 5 feet, the side setback is deficient between 2 and 15 feet, and one structure encroaches 5.3 feet into the Mortgaged
                                               Property.
---------------------------------------------- -----------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 10
---------------------------------------------- -----------------------------------------------------------------------
Loan No. and Name                              Exception
---------------------------------------------- -----------------------------------------------------------------------

16 Kendall Value Center                        The Mortgagor is not required to spend more than two times the cost
31 Sunset Strip Shopping Center                of a base all-risk insurance policy to carry terrorism insurance.
---------------------------------------------- -----------------------------------------------------------------------

---------------------------------------------- -----------------------------------------------------------------------
26  Sky Harbor MHP                             The Mortgagor is required to carry terrorism insurance only if such insurance is available at a cost that is not more than 105% of the cost of an all-risk insurance policy without terrorism coverage.
---------------------------------------------- -----------------------------------------------------------------------
11  150 & 200 Meadowlands Pky                  The Mortgagor is not required to spend more than $46,500 in any fiscal year on insurance premiums specifically for terrorism insurance.
---------------------------------------------- -----------------------------------------------------------------------
12  Jefferson Commons                          The amount of terrorism insurance that the Mortgagor is required to purchase is limited by a premium cap.
---------------------------------------------- -----------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 12
---------------------------------------------- -----------------------------------------------------------------------
Loan No. and Name                              Exception
---------------------------------------------- -----------------------------------------------------------------------

32  Oaktree Village SC                         There is a holdback escrow of $37,500, which is to be released upon completion of environmental remediation related to a former dry cleaner, but such escrow is only approximately 100% of the estimated potential cost of the remediation.
---------------------------------------------- -----------------------------------------------------------------------
16  Kendall Value Center                       An Operations and Maintenance Plan with respect to asbestos was
31  Sunset Strip Shopping Center               recommended for the Mortgaged Property, but has not been
                                               implemented.
---------------------------------------------- -----------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 14
---------------------------------------------- -----------------------------------------------------------------------
Loan No. and Name                              Exception
---------------------------------------------- -----------------------------------------------------------------------

16 Kendall Value Center                        The Mortgagor is not required to spend more than two times the cost
31 Sunset Strip Shopping Center                of base all-risk insurance policy to carry terrorism insurance.
---------------------------------------------- -----------------------------------------------------------------------
26  Sky Harbor MHP                             The Mortgagor is required to carry terrorism insurance only if such insurance is available at a cost that is not more than 105% of the cost of an all-risk insurance policy without terrorism coverage.
---------------------------------------------- -----------------------------------------------------------------------
26  Sky Harbor MHP                             The insurance policy with respect to the related Mortgaged Property is less than the loan amount and full insurable replacement cost.
---------------------------------------------- -----------------------------------------------------------------------
11  150 & 200 Meadowlands Pky                  The Mortgagor is not required to spend more than $46,500 in any fiscal year on insurance premiums specifically for terrorism insurance.
---------------------------------------------- -----------------------------------------------------------------------
57  Elm & Reeves Plaza                         The insurance policy with respect to one of the related Mortgaged
                                               Properties does not contain the appropriate exclusions to avoid the application of co-insurance.
---------------------------------------------- -----------------------------------------------------------------------
12  Jefferson Commons                          The amount of terrorism insurance that the Mortgagor is required to purchase is limited by a premium cap.
---------------------------------------------- -----------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 17
---------------------------------------------- -----------------------------------------------------------------------
Loan No. and Name                              Exception
---------------------------------------------- -----------------------------------------------------------------------

32  Oaktree Village SC                         The Mortgaged Property is legal non-conforming because parking is deficient by 22 spaces.
---------------------------------------------- -----------------------------------------------------------------------

---------------------------------------------- -----------------------------------------------------------------------
114  Magnolia Crossing MHP                     With respect to the Mortgaged Property, the front setback is deficient by 5 feet, the side setback is deficient between 2 and 15 feet, and one structure encroaches 5.3 feet into the Mortgaged
                                               Property.
---------------------------------------------- -----------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 33
---------------------------------------------- -----------------------------------------------------------------------
Loan No. and Name                              Exception
---------------------------------------------- -----------------------------------------------------------------------

32  Oaktree Village SC                         The Mortgage Loan Documents required the Mortgagor to deliver to the
                                               Mortgagee a tenant estoppel and a subordination and non-disturbance agreement, but the Mortgagor failed to do so.
---------------------------------------------- -----------------------------------------------------------------------
80  Scottsdale Wal-Mart (Pad #5)               The Mortgage Loan Documents required the Mortgagor to deliver a tenant estoppel agreement with Starbucks by September 15, 2004, but the Mortgagor failed to do so.
---------------------------------------------- -----------------------------------------------------------------------
93  6500 North Lincoln Avenue                  The Mortgage Loan Documents required the Mortgagor to deliver subordination and non-disturbance agreements by September 5, 2004, but the Mortgagor failed to do so.
---------------------------------------------- -----------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 34
---------------------------------------------- -----------------------------------------------------------------------
Loan No. and Name                              Exception
---------------------------------------------- -----------------------------------------------------------------------

61  Pomona Business Center                     The Mortgage Loan Documents permit certain transfers of ownership
91  Spring Garden Plaza                        interests to transferees meeting certain requirements without the
26  Sky Harbor MHP                             consent of the Mortgagee under specified conditions.
---------------------------------------------- -----------------------------------------------------------------------
98  Swanson Office Building                    The Mortgage Loan Documents permit certain transfers of ownership interests in the Mortgagor to financial institutions approved by the
                                               Mortgagee subject to conditions, including an acceptable
                                               intercreditor agreement and other acceptable subordination documents.
---------------------------------------------- -----------------------------------------------------------------------
12  Jefferson Commons                          The Mortgage Loan Documents permit certain transfers of interest in the mezzanine borrower.
---------------------------------------------- -----------------------------------------------------------------------
43  1122 Franklin Avenue                       The Mortgage Loan Documents permit certain transfers of interest in
21  855 Franklin Avenue                        the Mortgagor to certain identified persons or entities controlled by
99  870 Franklin Avenue                        such persons without the consent of the Mortgagee.
---------------------------------------------- -----------------------------------------------------------------------
12  Jefferson Commons                          Provided that certain conditions described in the Mortgage Loan
                                               Documents are satisfied, the Mortgage Loan Documents permit an assumption of 100% of the indirect interests in the Mortgagor without mortgagee's consent in connection with an acquisition of the
                                               Mortgaged Property by Education Realty Operating Partnership, LP
                                               ("EROP") pursuant to an existing contract of sale between current indirect owners in the Mortgagor and EROP.
---------------------------------------------- -----------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 35
---------------------------------------------- -----------------------------------------------------------------------
Loan No. and Name                              Exception
---------------------------------------------- -----------------------------------------------------------------------

57  Elm & Reeves Plaza                         The Mortgagor is not a Single Purpose Entity.
---------------------------------------------- -----------------------------------------------------------------------
16  Kendall Value Center                       The Mortgagor was not originally formed to be a Single Purpose
45  Windhaven SC                               Entity, but the Mortgage Loan Documents restrict the Mortgagor to the ownership of one property during the term of the loan.
---------------------------------------------- -----------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 43
---------------------------------------------- -----------------------------------------------------------------------
Loan No. and Name                              Exception
---------------------------------------------- -----------------------------------------------------------------------

61  Pomona Business Center                     The Mortgage Loan Documents limit recourse for fraud or material
91  Spring Garden Plaza                        misrepresentation to the Mortgagee's actual loss.
---------------------------------------------- -----------------------------------------------------------------------
105  Walgreens Drug Store                      The Mortgage Loan Documents limit recourse for waste to intentional
12  Jefferson Commons                          waste.
---------------------------------------------- -----------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 45
---------------------------------------------- -----------------------------------------------------------------------
Loan No. and Name                              Exception
---------------------------------------------- -----------------------------------------------------------------------

68   Troy Hill Corporate Center                Each of the Mortgage Loans is structured for tax purposes as an IDOT,
116  77 West Street                            under which the guarantors of the IDOT own the related Mortgaged
106  YBI Building                              Properties.
---------------------------------------------- -----------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 47
---------------------------------------------- -----------------------------------------------------------------------
Loan No. and Name                              Exception
---------------------------------------------- -----------------------------------------------------------------------

118  244 East Avenue                           The Mortgage Loan Documents only require the Mortgagor to provide operating statements and a rent roll on an annual basis so long as
                                               Mortgaged Property is 100% occupied, but otherwise require the
                                               Mortgagor to provide such reports on a quarterly basis if the
                                               Mortgaged Property is not 100% occupied.
---------------------------------------------- -----------------------------------------------------------------------
115  251 East Avenue                           The Mortgage Loan Documents only require the Mortgagor to provide operating statements on an annual basis so long as the Mortgaged
                                               Property is 100% occupied by the County of Los Angeles, but otherwise require the Mortgagor to provide such reports on a quarterly basis if the Mortgaged Property is not 100% occupied by the County of Los
                                               Angeles.
---------------------------------------------- -----------------------------------------------------------------------
23  The Grove Shopping Center                  The Mortgage Loan Documents only require annual statements after securitization.
---------------------------------------------- -----------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 54
---------------------------------------------- -----------------------------------------------------------------------
Loan No. and Name                              Exception
---------------------------------------------- -----------------------------------------------------------------------

118  244 East Avenue                           The Mortgagor is an individual.
115  251 East Avenue
---------------------------------------------- -----------------------------------------------------------------------

                             ANNEX B (TO SCHEDULE I)

      MORTGAGED PROPERTIES AS TO WHICH THE ONLY ENVIRONMENTAL INVESTIGATIONS
 CONDUCTED IN CONNECTION WITH THE ORIGINATION OF THE RELATED MORTGAGE LOAN WERE
 WITH RESPECT TO ASBESTOS-CONTAINING MATERIALS AND LEAD-BASED PAINT.

                               (REPRESENTATION 12)

None.

                             ANNEX C (TO SCHEDULE I)

           MORTGAGE LOANS COVERED BY ENVIRONMENTAL INSURANCE POLICIES

                               (REPRESENTATION 12)

None.

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                                                                                                                     ZIP
LOAN #     PROPERTY NAME     ORIGINATOR    PROPERTY TYPE          ADDRESS             CITY         COUNTY    STATE   CODE

  11  150 & 200 Meadowlands    JPMCB     Office           150 and 200 Meadowlands Secaucus      Hudson         NJ   07094
      Parkway                                             Parkway
  12  Jefferson Commons        JPMCB     Multifamily      3424 Jefferson Commons  Tampa         Hillsborough   FL   33613
                                                          Drive
  16  Kendall Value Center     JPMCB     Retail           6801 Southwest 117th    Miami         Miami-Dade     FL   33183
                                                          Avenue
  21  855 Franklin Avenue      JPMCB     Mixed Use        855 Franklin Avenue     Garden City   Nassau         NY   11530
  22  1200 Ashwood             JPMCB     Office           1200 Ashwood Parkway    Atlanta       Dekalb         GA   30338
  23  The Grove Shopping       JPMCB     Retail           1206 West 75th Street   Downers       Du Page        IL   60516
      Center                                                                      Grove
  26  Sky Harbor MHP           JPMCB     Manufactured     4825 Genessee Street    Cheektowaga   Erie           NY   14225
                                         Housing
  31  Sunset Strip Shopping    JPMCB     Retail           10855 Southwest 72nd    Miami         Miami-Dade     FL   33183
      Center                                              Street
  32  Oaktree Village          JPMCB     Retail           23162 & 23166 Los       Mission       Orange         CA   92691
      Shopping Center                                     Alisos Boulevard        Viejo
  38  Reflections by the       JPMCB     Multifamily      11225 19th Avenue       Everett       Snohomish      WA   98208
      Lake Apartments                                     Southeast
  41  Park Plaza Apartments    JPMCB     Multifamily      120 East Main Street    Lexington     Fayette        KY   40507
  43  1122 Franklin Avenue     JPMCB     Office           1122 Franklin Avenue    Garden City   Nassau         NY   11530
  44  Timber Ridge Apartments  JPMCB     Multifamily      4345 Timber Ridge Trail Grand Rapids  Kent           MI   49519
  45  Windhaven SC             JPMCB     Retail           3601-3701 North Dallas  Plano         Collin         TX   75093
                                                          Parkway
  56  Elm & Reeves Plaza       JPMCB     Multifamily      Various                 Beverly       Los Angeles    CA   90212
                                                                                  Hills
56.01 Reeves Plaza             JPMCB     Multifamily      345 South Reeves Drive  Beverly       Los Angeles    CA   90212
                                                                                  Hills
56.02 Elm Plaza                JPMCB     Multifamily      129 South Elm Drive     Beverly       Los Angeles    CA   90212
                                                                                  Hills
  57  Alcott Plaza Apartments  JPMCB     Multifamily      9401 Alcott Street      Los Angeles   Los Angeles    CA   90035
  59  Powell Crossing          JPMCB     Retail           4131 State Route 750    Powell        Delaware       OH   43065
      Shopping Center
  60  Pomona Business Center   JPMCB     Office           302 Pomona Drive        Greensboro    Guilford       NC   27407
  61  Quarry Creek             JPMCB     Retail           3420 and 3430 Marron    Oceanside     San Diego      CA   92056
                                         Road
  62  Tuscan Retail Center     JPMCB     Retail           6500-6550 MacArthur     Irving        Dallas         TX   75039
                                                          Boulevard
  63  1801 Pittsburgh Avenue   JPMCB     Industrial       1801 Pittsburgh Avenue  Erie          Erie           PA   16502
  67  Troy Hill Corporate      JPMCB     Industrial       7125 Troy Hill Drive    Elkridge      Howard         MD   21075
      Center
  71  Roseville Professional   JPMCB     Office           2233 North Hamline      Roseville     Ramsey         MN   55113
      Center                                              Avenue
  72  Laurel Pointe            JPMCB     Mixed Use        37655-37699 Six Mile    Livonia       Wayne          MI   48152
                                                          Road
  76  Westwood Village         JPMCB     Retail           4200 West Illinois      Midland       Midland        TX   79703
      Shopping Center                                     Avenue
  79  Scottsdale Wal-Mart      JPMCB     Retail           15227 North Northsight  Scottsdale    Maricopa       AZ   85260
      (Pad #5)                                            Boulevard
  85  Westfield Shopping       JPMCB     Retail           803 North Houk Road     Delaware      Delaware       OH   43015
      Center
  90  Spring Garden Plaza      JPMCB     Office           4000 Spring Garden      Greensboro    Guilford       NC   27407
                                                          Street
  92  6500 North Lincoln       JPMCB     Industrial       6500 North Lincoln      Lincolnwood   Cook           IL   60712
      Avenue                                              Avenue
  94  Southside Plaza          JPMCB     Retail           4061 Bellaire Boulevard Houston       Harris         TX   77025
  97  Swanson Office Building  JPMCB     Office           74 West Long Lake Road  Bloomfield    Oakland        MI   48304
                                                                                  Hills
  98  870 Franklin Avenue      JPMCB     Retail           870 Franklin Avenue     Garden City   Nassau         NY   11530
  99  Tanasbourne Center       JPMCB     Retail           2785 Northwest Town     Hillsboro     Washington     OR   97006
                                                          Center Drive
 102  Largo Landing            JPMCB     Retail           10289 Ulmerton Road     Largo         Pinellas       FL   33771
 103  Walgreens Drug Store     JPMCB     Retail           12606 Westpark Drive    Houston       Harris         TX   77082
 104  YBI Building             JPMCB     Office           7505 Greenway Center    Greenbelt     Prince         MD   20770
                                                          Drive                                 Georges
 106  20-150 Pratt Oval        JPMCB     Industrial       20-150 Pratt Oval       Glen Cove     Nassau         NY   11542
 107  Pahrump Retail Shops     JPMCB     Retail           250 South Highway 160   Pahrump       Nye            NV   89048
 108  6733 Curran Street       JPMCB     Office           6733 Curran Street      McLean        Fairfax        VA   22101
 110  Magnolia Crossing        JPMCB     Manufactured     79 McKinley Circle      Magnolia      Kent           DE   19962
      Mobile Home Park                   Housing
 111  251 East Avenue          JPMCB     Office           251 East Avenue K6      Lancaster     Kern           CA   93535
 112  77 West Street           JPMCB     Office           77 West Street          Annapolis     Anne Arundel   MD   21401
 114  244 East Avenue          JPMCB     Office           244-254 East Avenue K4  Lancaster     Los Angeles    CA   93535
 115  Bailey Road Storage      JPMCB     Self Storage     10921 Bailey Road       Cornelius     Mecklenburg    NC   28031

                                                                               PRIMARY    MASTER
                                                                               SERVICING SERVICING
                                                              MONTHLY  ORIGINAL   FEE      FEE     NET
                                 CUTOFF        ORIGINAL         DEBT   MORTGAGER RATE     RATE    MORTGAGE
LOAN #     PROPERTY NAME         BALANCE       BALANCE        SERVICE    RATE    (%)       (%)    RATE (%)

  11  150 & 200 Meadowlands   24,139,176.27   24,160,000.00   142,529.73 5.8500  0.0100  0.0200  5.8180
      Parkway
  12  Jefferson Commons       23,900,000.00   23,900,000.00   110,659.21 5.4800  0.0100  0.0200  5.4480

  16  Kendall Value Center    19,700,000.00   19,700,000.00    89,307.38 5.3700  0.0000  0.0200  5.3074

  21  855 Franklin Avenue     15,750,000.00   15,750,000.00    93,519.80 5.9100  0.0100  0.0200  5.8780
  22  1200 Ashwood            15,500,000.00   15,500,000.00    72,421.24 5.5300  0.0100  0.0200  5.4980
  23  The Grove Shopping      14,000,000.00   14,000,000.00    78,789.18 5.4200  0.0100  0.0200  5.3880
      Center
  26  Sky Harbor MHP          12,960,000.00   12,960,000.00    62,086.50 5.6700  0.0100  0.0200  5.6380

  31  Sunset Strip Shopping   10,300,000.00   10,300,000.00    46,693.71 5.3700  0.0000  0.0200  5.2780
      Center
  32  Oaktree Village         10,000,000.00   10,000,000.00    48,159.72 5.7000  0.0100  0.0200  5.6680
      Shopping Center
  38  Reflections by the       8,750,000.00    8,750,000.00    40,250.00 5.5200  0.0100  0.0200  5.4880
      Lake Apartments
  41  Park Plaza Apartments    8,400,000.00    8,400,000.00    46,437.15 5.2600  0.0100  0.0200  5.2280
  43  1122 Franklin Avenue     8,250,000.00    8,250,000.00    48,986.56 5.9100  0.0100  0.0200  5.8780
  44  Timber Ridge Apartments  7,850,000.00    7,850,000.00    45,561.43 5.7000  0.0100  0.0200  5.6680
  45  Windhaven SC             7,832,848.53    7,850,000.00    55,878.14 5.9200  0.0100  0.0200  5.8880

  56  Elm & Reeves Plaza       5,000,000.00    5,000,000.00    28,232.80 5.4500  0.0100  0.0200  5.4180

56.01 Reeves Plaza             4,000,000.00    4,000,000.00

56.02 Elm Plaza                1,000,000.00    1,000,000.00

  57  Alcott Plaza Apartments  4,995,578.30    5,000,000.00    29,178.64 5.7500  0.0100  0.0200  5.7180
  59  Powell Crossing          4,900,000.00    4,900,000.00    29,788.76 6.1300  0.0100  0.0200  6.0480
      Shopping Center
  60  Pomona Business Center   4,880,000.00    4,880,000.00    22,801.01 5.5300  0.0100  0.0200  5.4980
  61  Quarry Creek             4,800,000.00    4,800,000.00    29,961.45 6.3800  0.0000  0.0200  6.2580

  62  Tuscan Retail Center     4,700,000.00    4,700,000.00    27,278.82 5.7000  0.0000  0.0200  5.6080

  63  1801 Pittsburgh Avenue   4,609,673.80    4,625,000.00    38,704.29 5.8700  0.0100  0.0200  5.8380
  67  Troy Hill Corporate      4,100,000.00    4,100,000.00    24,239.95 5.8700  0.0000  0.0200  5.7780
      Center
  71  Roseville Professional   3,996,924.32    4,000,000.00    24,706.79 6.2800  0.0100  0.0200  6.2480
      Center
  72  Laurel Pointe            3,850,000.00    3,850,000.00    20,135.41 6.1900  0.0100  0.0200  6.1580

  76  Westwood Village         3,600,000.00    3,600,000.00    22,844.03 5.8400  0.0100  0.0200  5.8080
      Shopping Center
  79  Scottsdale Wal-Mart      3,376,000.00    3,376,000.00    20,219.13 5.9900  0.0100  0.0200  5.9580
      (Pad #5)
  85  Westfield Shopping       3,050,000.00    3,050,000.00    18,443.46 6.0800  0.0100  0.0200  5.9980
      Center
  90  Spring Garden Plaza      2,840,000.00    2,840,000.00    13,149.46 5.4800  0.0100  0.0200  5.4480

  92  6500 North Lincoln       2,725,000.00    2,725,000.00    15,902.36 5.7500  0.0100  0.0200  5.7180
      Avenue
  94  Southside Plaza          2,693,720.79    2,700,000.00    18,196.87 6.4800  0.0100  0.0200  6.4480
  97  Swanson Office Building  2,500,001.00    2,500,001.00    13,011.58 6.1600  0.0100  0.0200  6.1280

  98  870 Franklin Avenue      2,500,000.00    2,500,000.00    14,764.49 5.8600  0.0100  0.0200  5.8280
  99  Tanasbourne Center       2,497,987.45    2,500,000.00    15,166.02 6.1100  0.0100  0.0200  6.0780

 102  Largo Landing            2,397,989.78    2,400,000.00    14,327.55 5.9600  0.0100  0.0200  5.9280
 103  Walgreens Drug Store     2,350,000.00    2,350,000.00    19,577.61 5.8000  0.0000  0.0200  5.7080
 104  YBI Building             2,246,299.80    2,250,000.00    13,547.80 6.0400  0.0100  0.0200  6.0080

 106  20-150 Pratt Oval        2,100,000.00    2,100,000.00    15,288.35 6.2000  0.0100  0.0200  6.1680
 107  Pahrump Retail Shops     1,648,799.57    1,650,000.00    10,407.43 6.4800  0.0100  0.0200  6.4480
 108  6733 Curran Street       1,613,629.51    1,615,000.00     9,589.49 5.9100  0.0100  0.0200  5.8780
 110  Magnolia Crossing        1,456,000.00    1,456,000.00     6,778.32 5.5100  0.0100  0.0200  5.4780
      Mobile Home Park
 111  251 East Avenue          1,374,089.09    1,380,000.00    13,040.91 6.0000  0.0100  0.0200  5.9680
 112  77 West Street           1,357,763.44    1,360,000.00     8,188.89 6.0400  0.0100  0.0200  6.0080
 114  244 East Avenue          1,292,119.62    1,300,000.00    14,205.24 5.6500  0.0100  0.0200  5.6180
 115  Bailey Road Storage      1,195,000.00    1,195,000.00     9,947.14 6.3800  0.0100  0.0200  6.3480

                               ACCRUAL          REM.   MATURITY  ARD    AMORT  REM.     GROUND
LOAN #     PROPERTY NAME         TYPE    TERM   TERM     DATE    DATE   TERM  AMORT     LEASE     ARD        ARD STEP UP (%)

  11   150 & 200 Meadowlands  Actual/360  120    119    8/1/14  8/1/14  360    359       No        No
       Parkway
  12   Jefferson Commons      Actual/360  60     58     7/7/09  7/7/09  360    360       No        No
  16   Kendall Value Center   Actual/360  120    120    9/1/14  9/1/14  360    360       No        No
  21   855 Franklin Avenue    Actual/360  120    120    9/1/14  9/1/14  360    360       No        No
  22   1200 Ashwood           Actual/360  84     84     9/1/11  9/1/11  360    360       No        No
  23   The Grove Shopping     Actual/360  120    120    9/1/14  9/1/14  360    360       No        No
       Center
  26   Sky Harbor MHP         Actual/360  120    120    9/1/14  9/1/14  360    360       No        No
  31   Sunset Strip Shopping  Actual/360  120    120    9/1/14  9/1/14  360    360       No        No
       Center
  32   Oaktree Village        Actual/360  60     59     8/1/09  8/1/09  360    360       No        No
       Shopping Center
  38   Reflections by the     Actual/360  121    121   10/1/14 10/1/14  360    360       No        No
       Lake Apartments
  41   Park Plaza Apartments  Actual/360  120    120    9/1/14  9/1/14  360    360       No        No
  43   1122 Franklin Avenue   Actual/360  120    120    9/1/14  9/1/14  360    360       No        No
  44   Timber Ridge           Actual/360  120    120    9/1/14  9/1/14  360    360       No        No
       Apartments
  45   Windhaven SC            30/360     240    239    8/1/24  8/1/24  240    239       No        No
  56   Elm & Reeves Plaza     Actual/360  120    120    9/1/14  9/1/14  360    360       No        No
56.01  Reeves Plaza                                                                      No
56.02  Elm Plaza                                                                         No
  57   Alcott Plaza           Actual/360  120    119    8/1/14  8/1/14  360    359       No        No
       Apartments
  59   Powell Crossing        Actual/360  120    120    9/1/14  9/1/14  360    360       No        No
       Shopping Center
  60   Pomona Business Center Actual/360  84     83     8/1/11  8/1/11  360    360       No        No
  61   Quarry Creek           Actual/360  180    180    9/1/19  9/1/19  360    360       No        No
  62   Tuscan Retail Center   Actual/360  120    120    9/1/14  9/1/14  360    360       No        No
  63   1801 Pittsburgh Avenue Actual/360  180    179    8/1/19  8/1/19  180    179       No        No
  67   Troy Hill Corporate    Actual/360  120    120    9/1/14  9/1/14  360    360       No        No
       Center
  71   Roseville              Actual/360  120    119    8/1/14  8/1/14  360    359       No        No
       Professional Center
  72   Laurel Pointe          Actual/360  108    107    8/1/13  8/1/13  360    360       No        No
  76   Westwood Village       Actual/360  120    120    9/1/14  9/1/14  300    300   Fee/Leasehold No
       Shopping Center
  79   Scottsdale Wal-Mart    Actual/360  120    120    9/1/14  9/1/14  360    360       No        No
       (Pad #5)
  85   Westfield Shopping     Actual/360  120    120    9/1/14  9/1/14  360    360       No        No
       Center
  90   Spring Garden Plaza    Actual/360  84     83     8/1/11  8/1/11  360    360       No        No
  92   6500 North Lincoln     Actual/360  120    120    9/1/14  9/1/14  360    360       No        No
       Avenue
  94   Southside Plaza        Actual/360  120    118    7/1/14  7/1/14  300    298       Yes       No
  97   Swanson Office         Actual/360  108    107    8/1/13  8/1/13  360    360       No        No
       Building
  98   870 Franklin Avenue    Actual/360  120    120    9/1/14  9/1/14  360    360       No        No
  99   Tanasbourne Center     Actual/360  120    119    8/1/14  8/1/14  360    359       No        No
 102   Largo Landing          Actual/360  120    119    8/1/14  8/1/14  360    359       No        No
 103   Walgreens Drug Store   Actual/360  180    180    9/1/19  9/1/19  180    180       No        No
 104   YBI Building           Actual/360  120    118    7/1/14  7/1/14  360    358       No        No
 106   20-150 Pratt Oval      Actual/360  240    240    9/1/24  9/1/24  240    240       No        No
 107   Pahrump Retail Shops   Actual/360  120    119    8/1/14  8/1/14  360    359       No        No
 108   6733 Curran Street     Actual/360  120    119    8/1/14  8/1/14  360    359       No        No
 110   Magnolia Crossing      Actual/360  120    119    8/1/14  8/1/14  300    300       No        No
       Mobile Home Park
 111   251 East Avenue        Actual/360  151    150    3/1/17  3/1/17  151    150       No        No
 112   77 West Street         Actual/360  120    118    7/1/14  7/1/14  360    358       No        No
 114   244 East Avenue        Actual/360  120    119    8/1/14  8/1/14  120    119       No        No
 115   Bailey Road Storage    Actual/360  192    192    9/1/20  9/1/20  192    192       No        No

                                  ENVIRONMENTAL        CROSS-       CROSS-        DEFEASANCE     LETTER OF      LOCKBOX
LOAN #     PROPERTY  NAME             POLICY         DEFAULTED   COLLATERALIZED     ALLOWED        CREDIT        IN PLACE

  11   150 & 200 Meadowlands            No              No            No              Yes            No             No
       Parkway
  12   Jefferson Commons                No              No            No              Yes            No             Yes
  16   Kendall Value Center             No              No            No              Yes            No             Yes
  21   855 Franklin Avenue              No              No            No              Yes            No             No
  22   1200 Ashwood                     No              No            No              Yes            No             Yes
  23   The Grove Shopping               No              No            No              No             No             No
       Center
  26   Sky Harbor MHP                   No              No            No              Yes            No             No
  31   Sunset Strip Shopping            No              No            No              Yes            No             Yes
       Center
  32   Oaktree Village                  No              No            No              Yes            No             No
       Shopping Center
  38   Reflections by the               No              No            No              Yes            No             No
       Lake Apartments
  41   Park Plaza Apartments            No              No            No              Yes            No             No
  43   1122 Franklin Avenue             No              No            No              Yes            No             No
  44   Timber Ridge                     No              No            No              Yes            No             No
       Apartments
  45   Windhaven SC                     No              No            No              No             No             No
  56   Elm & Reeves Plaza               No              No            No              Yes            No             No
56.01  Reeves Plaza                     No              No            No
56.02  Elm Plaza                        No              No            No
  57   Alcott Plaza                     No              No            No              Yes            No             No
       Apartments
  59   Powell Crossing                  No              No            No              Yes            No             No
       Shopping Center
  60   Pomona Business Center           No              No            No              Yes            No             No
  61   Quarry Creek                     No              No            No              No             No             No
  62   Tuscan Retail Center             No              No            No              Yes            No             No
  63   1801 Pittsburgh Avenue           No              No            No              Yes            No             No
  67   Troy Hill Corporate              No              No            No              Yes            Yes            No
       Center
  71   Roseville                        No              No            No              Yes            No             No
       Professional Center
  72   Laurel Pointe                    No              No            No              Yes            No             No
  76   Westwood Village                 No              No            No              Yes            No             No
       Shopping Center
  79   Scottsdale Wal-Mart              No              No            No              Yes            No             No
       (Pad #5)
  85   Westfield Shopping               No              No            No              Yes            No             No
       Center
  90   Spring Garden Plaza              No              No            No              Yes            No             No
  92   6500 North Lincoln               No              No            No              Yes            No             Yes
       Avenue
  94   Southside Plaza                  No              No            No              Yes            Yes            No
  97   Swanson Office                   No              No            No              Yes            No             No
       Building
  98   870 Franklin Avenue              No              No            No              Yes            No             No
  99   Tanasbourne Center               No              No            No              Yes            No             No
 102   Largo Landing                    No              No            No              Yes            No             Yes
 103   Walgreens Drug Store             No              No            No              Yes            No             No
 104   YBI Building                     No              No            No              Yes            No             No
 106   20-150 Pratt Oval                No              No            No              Yes            No             No
 107   Pahrump Retail Shops             No              No            No              Yes            No             No
 108   6733 Curran Street               No              No            No              Yes            No             No
 110   Magnolia Crossing                No              No            No              Yes            No             No
       Mobile Home Park
 111   251 East Avenue                  No              Yes           Yes             Yes            No             Yes
 112   77 West Street                   No              No            No              No             No             No
 114   244 East Avenue                  No              Yes           Yes             Yes            No             No
 115   Bailey Road Storage              No              No            No              Yes            No             No

LOAN #     PROPERTY NAME                    UPFRONT    UPFRONT    UPFRONT   UPFRONT  UPFRONT   UPFRONT
                                              ENG.       ENV.      TI/LC     RE TAX     INS.    OTHER
                              HOLDBACK AMT  RESERVE    RESERVE    RESERVE   RESERVE  RESERVE  RESERVE

  11   150 & 200 Meadowlands
       Parkway
  12   Jefferson Commons                     22,500                         425,387
  16   Kendall Value Center                                                 257,875   80,376   185,400

  21   855 Franklin Avenue                                                  194,743
  22   1200 Ashwood            1,000,000.00                      1,300,000  130,850    8,811
  23   The Grove Shopping       300,000.00
       Center
  26   Sky Harbor MHP                        75,000                         506,076    7,974
  31   Sunset Strip Shopping                                                 94,439   56,402
       Center
  32   Oaktree Village                                  37,500               47,224    4,151
       Shopping Center
  38   Reflections by the                                                    28,372   21,167
       Lake Apartments
  41   Park Plaza Apartments                 89,747                          66,352   28,930
  43   1122 Franklin Avenue                                                 175,243
  44   Timber Ridge                                                          45,869    8,200
       Apartments
  45   Windhaven SC             50,000.00     1,000
  56   Elm & Reeves Plaza                                                                        5,038
56.01  Reeves Plaza
56.02  Elm Plaza
  57   Alcott Plaza                                                          25,533   10,609
       Apartments
  59   Powell Crossing                                                       20,052    3,668
       Shopping Center
  60   Pomona Business Center
  61   Quarry Creek                                                          31,422            109,912

  62   Tuscan Retail Center     79,424.00                                    80,029    3,983
  63   1801 Pittsburgh Avenue                                                61,681   22,010
  67   Troy Hill Corporate                                                   18,062    2,757
       Center
  71   Roseville                                                    75,000   78,601    4,362
       Professional Center
  72   Laurel Pointe                          9,875                           9,701    9,643
  76   Westwood Village                                                      39,534    2,000    80,000
       Shopping Center
  79   Scottsdale Wal-Mart                                                   25,277      811   176,350
       (Pad #5)
  85   Westfield Shopping                                                    14,775    2,246
       Center
  90   Spring Garden Plaza
  92   6500 North Lincoln                                                    76,211    9,433
       Avenue
  94   Southside Plaza                                                       37,700    2,911
  97   Swanson Office                                              100,000    8,554    2,031
       Building
  98   870 Franklin Avenue                                                   50,700
  99   Tanasbourne Center       500,000.00                                    4,892    1,700
 102   Largo Landing            25,000.00     6,250                          30,211    1,358
 103   Walgreens Drug Store
 104   YBI Building                                                100,000   43,493    2,281
 106   20-150 Pratt Oval                                                     13,889
 107   Pahrump Retail Shops     250,000.00                                    2,029      354
 108   6733 Curran Street                     7,500                           6,487      794
 110   Magnolia Crossing                     14,058                           2,010    2,103
       Mobile Home Park
 111   251 East Avenue
 112   77 West Street                                               60,000   17,711    1,895
 114   244 East Avenue
 115   Bailey Road Storage                                                   10,742    2,282

LOAN #     PROPERTY NAME                                              MONTHLY      MONTHLY   MONTHLY     MONTHLY    MONTHLY
                                                                      CAPEX         TI/LC     RE TAX      INS.       OTHER
                                 UPFRONT OTHER RESERVE DESCRIPTION    RESERVE      RESERVE   RESERVE     RESERVE    RESERVE

  11   150 & 200 Meadowlands                                           1,766        8,333
       Parkway
  12   Jefferson Commons                                              10,438                  44,778
  16   Kendall Value Center     One year rent for Ramco Trading        2,285        7,639     23,443      7,307
                                           Corp.
  21   855 Franklin Avenue                                                                    36,490
  22   1200 Ashwood                                                    2,670                  26,170      2,937
  23   The Grove Shopping
       Center
  26   Sky Harbor MHP                                                  2,259                  51,715      2,658
  31   Sunset Strip Shopping                                            708         3,417      8,585      5,640
       Center
  32   Oaktree Village                                                 1,369        6,685     11,806      2,075
       Shopping Center
  38   Reflections by the                                              4,030                  14,186      5,292
       Lake Apartments
  41   Park Plaza Apartments                                           4,157                   6,032      7,233
  43   1122 Franklin Avenue                                                                   29,323
  44   Timber Ridge                                                    3,000                  17,071
       Apartments
  45   Windhaven SC
  56   Elm & Reeves Plaza         Termite Inspection Reserve
56.01  Reeves Plaza
56.02  Elm Plaza
  57   Alcott Plaza                                                     333                    5,107        816
       Apartments
  59   Powell Crossing                                                          3,300          5,013
       Shopping Center
  60   Pomona Business Center                                          2,947    4,181
  61   Quarry Creek             Pacific Dental Improvement                                     6,284
                                Reserve (80,945.10), Wells
                               Fargo TI Reserve (28,967.10)
  62   Tuscan Retail Center
  63   1801 Pittsburgh Avenue                                           813     8,333          8,291      2,446
  67   Troy Hill Corporate                                                      1,667          4,516        306
       Center
  71   Roseville                                                        900                   13,100
       Professional Center
  72   Laurel Pointe                                                    321     1,111          3,234      1,071
  76   Westwood Village         Tenant Lease Holdback Funds            1,389    6,019          4,568      2,000
       Shopping Center
  79   Scottsdale Wal-Mart          Occupancy Reserve                    92     1,609          2,298        270
       (Pad #5)
  85   Westfield Shopping                                                       2,775          3,694
       Center
  90   Spring Garden Plaza                                              750     2,172
  92   6500 North Lincoln                                               718     2,248         10,684        858
       Avenue
  94   Southside Plaza                                                  177     1,960          4,712        970
  97   Swanson Office                                                   344     1,666          4,277        508
       Building
  98   870 Franklin Avenue                                                                     8,470
  99   Tanasbourne Center                                               144     1,000          1,223        425
 102   Largo Landing                                                    352     1,258          2,746        679
 103   Walgreens Drug Store
 104   YBI Building                                                     275     2,083          3,954        326
 106   20-150 Pratt Oval                                                                       5,353
 107   Pahrump Retail Shops                                             150     1,000           676         177
 108   6733 Curran Street                                               115     1,250          1,622        199
 110   Magnolia Crossing                                                203                     155         526
       Mobile Home Park
 111   251 East Avenue
 112   77 West Street                                                   160     1,667          1,610        271
 114   244 East Avenue
 115   Bailey Road Storage                                              276                      977        254

LOAN #     PROPERTY NAME      OTHER
                              MONTH      GRACE  LOAN
                            DESCRIPTION  PERIOD GROUP

  11   150 & 200 Meadowlands               7      1
       Parkway
  12   Jefferson Commons                   0      2
  16   Kendall Value Center                7      1

  21   855 Franklin Avenue                 8      1
  22   1200 Ashwood                       10      1
  23   The Grove Shopping
       Center                              7      1
  26   Sky Harbor MHP                      7      1
  31   Sunset Strip Shopping               7      1
       Center
  32   Oaktree Village                     7      1
       Shopping Center
  38   Reflections by the                  10     2
       Lake Apartments
  41   Park Plaza Apartments               7      2
  43   1122 Franklin Avenue                8      1
  44   Timber Ridge                        10     2
       Apartments
  45   Windhaven SC                        7      1
  56   Elm & Reeves Plaza                  7      1
56.01  Reeves Plaza                               1
56.02  Elm Plaza                                  1
  57   Alcott Plaza                        7      1
       Apartments
  59   Powell Crossing                     7      1
       Shopping Center
  60   Pomona Business Center              7      1
  61   Quarry Creek                        7      1

  62   Tuscan Retail Center                7      1
  63   1801 Pittsburgh Avenue              7      1
  67   Troy Hill Corporate                 7      1
       Center
  71   Roseville                           10     1
       Professional Center
  72   Laurel Pointe                       7      1
  76   Westwood Village                    7      1
       Shopping Center
  79   Scottsdale Wal-Mart                 7      1
       (Pad #5)
  85   Westfield Shopping                  7      1
       Center
  90   Spring Garden Plaza                 7      1
  92   6500 North Lincoln                  7      1
       Avenue
  94   Southside Plaza                     7      1
  97   Swanson Office                      7      1
       Building
  98   870 Franklin Avenue                 8      1
  99   Tanasbourne Center                  7      1
 102   Largo Landing                       7      1
 103   Walgreens Drug Store                7      1
 104   YBI Building                        7      1
 106   20-150 Pratt Oval                   7      1
 107   Pahrump Retail Shops                7      1
 108   6733 Curran Street                  7      1
 110   Magnolia Crossing                   7      1
       Mobile Home Park
 111   251 East Avenue                     7      1
 112   77 West Street                      7      1
 114   244 East Avenue                     7      1
 115   Bailey Road Storage                 7      1